UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2013

EHOUSE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-170393	27-3566307
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation		Identification Number)

48 Zephyr Lane, Springfield, MA 01128

(Address of principal executive offices)

413-796-8396

Registrant's telephone number, including area code

Veterans in Packaging, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240,l4a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240,14d-2(b))

      . Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I 7 CFR 240, 13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of PMB Helin Donovan, LLP

On March 6, 2013 the Board of Directors of Ehouse Global, Inc. dismissed PMB Helin Donovan, LLP (“PMB”) as its independent registered public accounting firm.

The report of PMB on the Company’s financial statements for the years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. During the period of PMB’s engagement as the Company’s independent registered public accounting firm through March 6, 2013 (the “Engagement Period”), there were no disagreements as defined in Item 304 of Regulation S-K with PMB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided PMB with a copy of this Report prior to its filing with the SEC and requested PMB to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. The Registrant has not received a copy of the letter as of the time that it filed this Form 8-K. A copy of such letter, when received, will  be included as Exhibit 16.1 to an Amendment of this Form 8-K.

(b) Engagement of L.L. Bradford & Company, LLC.

On February 28, 2013, the Board of Directors appointed L.L. Bradford & Company, LLC. (“LLB”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During our two most recent fiscal years through March 6, 2013, neither us nor anyone on our behalf consulted LLB regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01   EXHIBITS

16.1

Letter from former auditors, to be provided by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2013

Ehouse Global, Inc.

Registrant

/s/ Edward J. Peplinski

Edward J. Peplinski

Chief Executive Officer

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